Jefferies & Co. Communications & Media Conference

(Based upon Second Quarter 2004 results)

September 23, 2004

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “2004 Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of September 23, 2004 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of September 23, 2004 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations

Enactment of burdensome telecommunications or Internet regulations

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Limitations on the usability of our federal and state net operating loss carry-forwards

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security

Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/15/04 and the other reports filed by us from time to time with the SEC

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global deploys the power of the
Internet to deliver business critical
communication and messaging services to
individuals and corporations throughout
the world.

j2 Global

j2 jConnect

eVoice

jfax

eFax

onebox.com

eFax Corporate

Consensus

The Electric Mail Company

M4 Internet

jBlast Powered by j2

PaperMaster Pro

j2 Global Communications, Inc.

All brands names and logos are trademarks of

j2 Global Communications, Inc. in the U.S. and/or internationally.

Unique Assets

7.3 million subscribed telephone numbers (DIDs)

Global advanced messaging network

1,350+ cities in 20 countries on 5 continents

9.5MM+ unique DIDs worldwide in inventory

Patented technology

More than 17 issued U.S. and foreign Patents and numerous patents pending

Expertise

Highly effective customer acquisition strategies and execution

Strong financial position

29 consecutive quarters of revenue growth

10 consecutive quarters of positive Earnings

52% year-over-year Revenue growth

82% year-over-year Pre-Tax Earnings growth

$74.2 MM of cash & investments to fund growth

Nominal amount of debt

Subscriber Profile

Vertical Markets

Financial institutions

Real estate

Law firms & corporate legal departments

Medical

Government

Hospitality

Remote workers & “road warriors”

Value Proposition

Digitization (paper reduction)

Security

Privacy

Efficiency

Cost

Infrastructure replacement

Subscriber Acquisition

Individuals

Targeted Web marketing (e.g. AOL, Yahoo!, Google, Lycos, etc.)

Sold through: www.eFax.com and www.j2.com

Use  of  proprietary  Life  Cycle  Management   (i.e.  Free         Paid conversions)

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses

Sold through: www.eFaxCorporate.com , supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced e-mail, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Large Enterprise/Government

Direct sales force – currently 17 sales people

Marketed through Web and traditional direct selling methods

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Paid Subscription Drivers

Five drivers for Paid subscription additions:

Subscribers coming directly to the Company’s Websites

Brand awareness

Search engine discovery

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SME sales

Hybrid Website and human interaction (i.e. Telesales)

Direct enterprise sales

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing

CPA deals

j2 Global

8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0

	Q2 '03	Q3 '03	Q4 '03	Q1 '04	Q2 '04
PAID DIDs	348,988	380,230	400,245	434,616	469,328
Cancel Rate *	3.0%	2.8%	3.3%	2.9%	2.4%
FREE DIDs	4,825,991	5,146,838	5,150,388	5,843,167	6,873,083
% of Total Rev.	92.9%	92.5%	93.9%	94.4%	93.1%

j2 Global Communications, Inc.

Active Telephone Numbers (DIDs) & ARPU

$15.52

$15.36

$15.73

$16.68

$0.05

$0.05

$0.05

$0.04

* Defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service.  Calculated monthly and expressed here as an average over the three months of the quarter.

$17.22

$0.04

Total Revenues

Core Total Revenues focus      DID based revenues

Q2

Q3

Q4

Q1

Q2

DID based  ($M)

15,835

17,478

19,216

21,664

24,057

% of Total Revenues

92.9%

92.5%

93.9%

94.4%

93.1%

% Growth

12.6%

10.4%

9.9%

12.7%

11.0%

TTM Growth

53.5%

53.6%

52.5%

Non-DID based  ($M)

1,202

1,424

1,257

1,278

1,774

% of Total Revenues

7.1%

7.5%

6.1%

5.6%

6.9%

% Growth

4.9%

18.5%

-11.7%

1.7%

38.8%

TTM Growth

3.9%

8.7%

21.2%

2003

2004

j2 Global

eFax
PaperMaster Pro
eVoice
THE ELECTRIC MAIL COMPANY
j2 jConnect

j2 Global Communications, Inc.

Product Roadmap

Inbound Fax to Email

Outbound Fax via Email

Fax broadcasting

Secure fax

OCR

PDF delivery

Fax storage/archive

New notification methods

Voice

Services

Inbound VM to Email

Voicemail management

Telephone access

Conference Calling

Enhanced voicemail

Find me/Follow me

Call screening

Voicemail interrupt

Collaboration

Unified

Messaging

& Comm.

Services

Integrated Email,
voicemail & fax services

Wireless messaging and

    notification

ProtoFax®

Messenger 3.0

HotSend®

PaperMaster ProTM

Document

Management

Email

Services

Permission-based

   Email marketing

Outsourced Email

Spam control

Virus filtering

Message storage

Hosted ExchangeTM

IP

Fax

Exchange is a registered Trademark of the Microsoft Corporation

Currently offered

Future opportunities

Financial Highlights

j2 Global

(Millions)
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04

j2 Global Communications, Inc.

Historical Revenue & Operating Income Growth

29 consecutive quarters of revenue growth

10 consecutive quarter of earnings growth

Quarterly Revenues

Q2

Q3

Q4

Q1

Q2

Subscriber

$16,307

$17,806

$19,517

$22,062

$25,063

12.8%

9.2%

9.6%

13.0%

13.6%

Advertising

609

681

806

761

647

-0.6%

11.9%

18.4%

-5.6%

-15.0%

Licensing and Other

121

416

151

119

121

Total Revenues

$17,037

$18,903

$20,474

$22,942

$25,831

12.0%

11.0%

8.3%

12.1%

12.6%

2004

    Quarter-to-Quarter Growth

    Quarter-to-Quarter Growth

    Quarter-to-Quarter Growth

2003

Subscriber Revenues

Core Subscriber Revenues focus      Fixed revenues

Q2

Q3

Q4

Q1

Q2

Fixed  ($M)

11,177

12,121

13,976

16,021

17,750

% of Subs. Revenues

68.5%

68.1%

71.6%

72.6%

70.8%

% Growth

12.7%

8.4%

15.3%

14.6%

10.8%

TTM Growth

54.4%

56.3%

57.2%

Variable  ($M)

5,130

5,685

5,542

6,041

7,314

% of Subs. Revenues

31.5%

31.9%

28.4%

27.4%

29.2%

% Growth

13.0%

10.8%

-2.5%

9.0%

21.1%

TTM Growth

52.2%

46.4%

42.9%

2003

2004

j2 Global

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
80.9%
81.5%
82.6%
84.1%
84.3%
Gross Margin
36.1%
39.2%
41.4%
43.5%
42.6%
Operating Margin
G&A
18.3%
Sales & Marketing
18.5%
Engineering
4.9%
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04

j2 Global Communications, Inc.

Cost Trends

j2 Global

$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Net Earnings
Free Cash Flow

j2 Global Communications, Inc.

Earnings & Free Cash Flow

(1) Excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.

(2) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2)

(1)

(in millions)

Q1 '03

Q2 '03

Q3 '03

Q4 '03

Q1 '04

Q2 '04

Net cash provided by operating activities

$5.308

$8.542

$8.623

$10.375

$10.252

$13.044

Purchases of property & equipment

(0.300)

(1.414)

(0.947)

(0.906)

(0.319)

(1.442)

Free Cash Flow

$5.008

$7.128

$7.676

$9.469

$9.933

$11.602

2004 Financial Guidance

(Reaffirmed 9/23/04)

(1) Assumes an effective 35% annual tax rate and diluted shares of 25,709,879 as of July 15, 2004

$1.00 – $1.18

$0.31

Net Earnings per Fully-Diluted
Share (1)

$1.65 – $1.83

$0.48

Earnings Before Taxes per
Fully-Diluted Share

$100 – $106

$27.4 – $27.8

Revenues (millions)

Year-End

2004

Q3

2004

Recent Events

Acquired most of the assets of Call Sciences LTD, including
their Onebox ™ unified messaging business

Launched j2 Global’s first major credit card marketing
partnership with Advanta Corporation, a leading issuer of
business credit cards to small businesses

®